Enterprise Financial Services Corp 2024 Second Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; our ability to recover our investment in loans; fluctuations in the fair value of collateral underlying loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, including risk of recession, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters; terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 2Q24* Capital • Tangible Common Equity/Tangible Assets** 9.18%, compared to 9.01% • Tangible Book Value Per Common Share** $35.02, compared to $34.21 • CET1 Ratio 11.7%, compared to 11.4% • Repurchased 225,135 shares at an average price of $38.07 • Quarterly common stock dividend of $0.26 per share in second quarter 2024 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $45.4 million, up $5.0 million; EPS $1.19 • Net Interest Income $140.5 million, up $2.8 million; NIM 4.19% • PPNR** $63.3 million, up $5.9 million • Adjusted ROAA** 1.27%, compared to 1.14%; PPNR ROAA** 1.74%, compared to 1.58% • Adjusted ROATCE** 14.06%, compared to 12.53% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 3

Financial Highlights, continued - 2Q24* *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Loans $11.0 billion, down $28.5 million • Loan/Deposit Ratio 90% • Deposits $12.3 billion, up $28.7 million or $192.8 million excluding brokered CDs • Noninterest-bearing Deposits/Total Deposits 32% Asset Quality • Nonperforming Loans/Loans 0.36% • Nonperforming Assets/Assets 0.33% • Allowance Coverage Ratio 1.27%; 1.38% adjusted for guaranteed loans** • Net Charge-offs $0.6 million 4

Areas of Focus Organic Loan and Deposit Growth • Continue Funding Loan Growth with Customer Deposits • Build Franchise Value by Expanding Existing and Acquiring New Relationships Disciplined Loan and Deposit Pricing Focused Credit Underwriting and Monitoring Focus on Long-term Earnings Trajectory Core System Conversion 5

$10,513 $10,617 $10,884 $11,028 $11,000 2Q23 3Q23 4Q23 1Q24 2Q24 $ In Millions 5% Total Loan Grow th Loan Trends 6

Loan Details 2Q24 1Q24 2Q23 Qtr Change LTM Change C&I $ 2,107 $ 2,264 $ 2,029 $ (157) $ 78 CRE Investor Owned 2,309 2,281 2,291 28 18 CRE Owner Occupied 1,314 1,280 1,209 34 105 SBA loans* 1,269 1,275 1,328 (6) (59) Sponsor Finance* 866 865 880 1 (14) Life Insurance Premium Financing* 996 1,004 912 (8) 84 Tax Credits* 738 718 609 20 129 Residential Real Estate 340 354 355 (14) (15) Construction and Land Development 792 727 599 65 193 Other 269 260 301 9 (32) Total Loans $ 11,000 $ 11,028 $ 10,513 $ (28) $ 487 *Specialty loan category. $ In Millions 7

Loans By Region Specialty Lending $3,734 $3,918 $3,959 2Q23 1Q24 2Q24 $ In Millions Midwest $3,320 $3,412 $3,279 2Q23 1Q24 2Q24 Southwest $1,415 $1,605 $1,649 2Q23 1Q24 2Q24 Note: Excludes “Other” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,743 $1,833 $1,844 2Q23 1Q24 2Q24 8

Deposit Details 2Q24 1Q24 2Q23 Qtr Change LTM Change Noninterest-bearing demand accounts $ 3,928 $ 3,805 $ 3,881 $ 123 $ 47 Interest-bearing demand accounts 2,952 2,956 2,629 (4) 323 Money market accounts 3,474 3,431 2,913 43 561 Savings accounts 565 576 665 (11) (100) Certificates of deposit: Brokered 495 659 894 (164) (399) Customer 868 827 638 41 230 Total Deposits $ 12,282 $ 12,254 $ 11,620 $ 28 $ 662 Deposit Verticals (included in total deposits)** $ 3,033 $ 2,901 $ 2,474 $ 132 $ 559 $ In Millions * Total deposits excluding Deposit Verticals and brokered CDs increased $60 million from 1Q24 and increased $502 million from 2Q23 ** Note: prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Deposit Verticals. * 9

Deposits By Region

ENTERPRISE Financial Services Corp

$ In Millions

Deposit Verticals**


$2,474
$2,901
$3,033
2Q23
1Q24
2Q24

Midwest(*)**


$6,027
$6,206
$6,111
2Q23
1Q24
2Q24

Southwest


$1,811
$1,886
$1,984
2Q23
1Q24
2Q24

West*


$1,308
$1,261
$1,154
2Q23
1Q24
2Q24

Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California)
**Includes brokered balances*
*** Note, prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Deposit Verticals.*

10

Differentiated Deposit Verticals

ENTERPRISE Financial Services Corp



26.8%
34.6%
38.6%

- **$3.03 billion - 25% of total deposits**
- **$3.09 billion - Average deposits for 2Q24**
- **$21.7 million - Related deposit costs in noninterest expense, resulting in an average deposit vertical cost of 2.82% in 2Q24**
- **$126.7 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
- **25 - Number of traditional branches that would support the EFSC deposit vertical portfolio**

Data Source: Deposit data as of June 30th, 2023, per the FDIC Summary of Deposits.



Community Associations

$1.2 billion in deposit accounts specifically designed to serve the needs of community associations.



Property Management

$1.0 billion in deposits. Specializing in the compliance of Property Management Trust Accounts.



Legal Industry and Escrow Services

$813 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.



$ In Millions
$1,000
$500
$—
Community Associations
Property Management
Legal Industry and Escrow Services
2Q23
3Q23
4Q23
1Q24
2Q24

11

Core Funding Mix

ENTERPRISE Financial Services Corp

$ In Millions

	Commercial	Business Banking	Consumer	Deposit Verticals
	$4,386	$1,399	$2,733	$3,033

2Q24



33%
28%
36%
19%
3%
39%
34%
7%
4%
21%
30%
18%
20%
32%
59%
7%
DDA
NOW
MMA
SAV
CD 1 yr or less
CD > 1 yr

Net New/Closed Deposit Accounts

	COMMERCIAL	BUSINESS BANKING	CONSUMER	DEPOSIT VERTICALS
Total net average balance (*$ in thousands*)				
2Q24	$ 64,583	$ 13,825	$ 20,882	$ 131,394
1Q24	$ 81,742	$ 16,921	$ 3,986	$ 142,484
4Q23	$ 85,358	$ 18,529	$ 26,556	$ 214,189
3Q23	$ 51,792	$ 35,842	$ 27,182	$ 228,800
Number of accounts				
2Q24	(73)	(60)	215	878
1Q24	(48)	31	759	2,260
4Q23	84	(77)	842	1,452
3Q23	96	(23)	996	1,229

Total Portfolio Average Account Size & Cost of Funds

Average account size ($ in thousands)				
2Q24	$ 255	$ 72	$ 24	$ 137
Cost of funds				
2Q24[1]	2.47 %	1.37 %	1.80 %	1.18 %

Overview

- Estimated uninsured deposits of $3.6 billion, or 29% of total deposits[2]
- ~80% of commercial deposits utilize Treasury Management services
- ~90% of checking and savings accounts utilize online banking services
- ~60% of commercial deposits have a lending relationship
- ~156% of on- and off-balance sheet liquidity to estimated uninsured deposits

[1] *At June 30, 2024*

[2] *Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts.*

Note: Brokered deposits were $0.7 billion at 2Q24

12

Earnings Per Share Trend - 2Q24 $1.05 $0.13 $0.02 $(0.01) $1.19 1Q24 Operating Revenue Provision for Credit Losses Noninterest Expense 2Q24 Change in EPS 13

$140.7 $141.6 $140.7 $137.7 $140.5 4.49% 4.33% 4.23% 4.13% 4.19% 4.99% 5.26% 5.33% 5.33% 5.33% Net Interest Income Net Interest Margin Avg Fed Funds Rate 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Income Trend $ In Millions Stable Net Interest Income 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Income - FTE $ 142.8 $ 143.7 $ 142.6 $ 139.8 $ 142.6 Purchase Accounting (Amortization)/Accretion $ (0.6) $ (0.6) $ 0.5 $ (0.5) $ 0.2 Adjusted Net Interest Income - FTE $ 142.2 $ 143.1 $ 143.1 $ 139.3 $ 142.8 Net Interest Margin 4.49% 4.33% 4.23% 4.13% 4.19 % Purchase Accounting (Amortization)/Accretion (0.02) % (0.02) % 0.02% (0.02) % 0.00 % Adjusted Net Interest Margin 4.47% 4.31% 4.25% 4.11% 4.19% 14

Net Interest Margin 6.64% 6.80% 6.87% 6.87% 6.95% 3.06% 3.11% 3.20% 3.27% 3.35% 5.97% 6.12% 6.20% 6.20% 6.28% Earning asset yield Securities yield Loan yield 2Q23 3Q23 4Q23 1Q24 2Q24 2.26% 2.77% 3.03% 3.14% 3.19% 1.46% 1.84% 2.03% 2.13% 2.16% 2.40% 2.84% 3.09% 3.22% 3.26% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 2Q23 3Q23 4Q23 1Q24 2Q24 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.13% 0.05% 0.03% (0.01)% (0.01)% 4.19% 1Q24 Loans Other Earning Asset Mix Funding Mix Cost of Funds 2Q24 Margin Bridge 15

12 26 106 22 2 2Q23 3Q23 4Q23 1Q24 2Q24 $501 $104 $267 $144 $(28.5) 44.6% 41.0% 42.0% 44.4% 45.8% Organic Loans Avg Line Draw % 2Q23 3Q23 4Q23 1Q24 2Q24 2Q24 1Q24 2Q23 NPLs/Loans 0.36% 0.32% 0.15 % NPAs/Assets 0.33% 0.30% 0.12 % ACL/NPLs 354.1% 380.2% 877.1 % ACL/Loans** 1.38% 1.34% 1.48 % Annualized Net Charge-offs to Average Loans Provision for Credit Losses* $6.3 $8.0 $18.1 $5.8 $4.8 2Q23 3Q23 4Q23 1Q24 2Q24 $ In Millions bps bps bps bps bps $ In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. Credit Trends 16

$135.5 $4.6 $(0.6) $139.5 ACL 1Q24 Portfolio Changes Net Charge-offs ACL 2Q24 Allowance for Credit Losses for Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 2Q24 $ In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 4,619 $ 61 1.32 % Commercial real estate 4,857 56 1.15 % Construction real estate 894 12 1.34 % Residential real estate 352 6 1.70 % Other 278 5 1.80 % Total $ 11,000 $ 140 1.27 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $19.9 million, $9.5 million, and $9.3 million, respectively. Total ACL percentage of loans excluding government guaranteed loans was 1.38%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 17

Noninterest Income Trend $14.3 $12.1 $25.5 $12.2 $15.5 $5.1 $5.4 $6.3 $5.0 $4.0 $0.4 $(2.7) $9.7 $(2.2) $1.9 $3.9 $4.2 $4.3 $4.4 $4.5 $2.4 $2.6 $2.7 $2.4 $2.5 $2.5 $2.6 $2.5 $2.6 $2.6 9.2% 7.9% 15.3% 8.1% 9.9% Other Tax Credit Income Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 2Q23 3Q23 4Q23 1Q24 2Q24 $5.1 $5.4 $6.3 $5.0 $4.0 $1.2 $1.8 $2.3 $1.6 $1.6 $0.4 $0.7 $0.8 $0.3 $0.6$0.8 $0.8 $1.3 $0.9 $0.9 $0.2 $0.1 $0.2 $0.2 $2.1 $0.3 $1.0 $0.6 $0.3 $0.4 $0.2 $0.7 $0.2 $0.4 $1.5 $1.4 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on SBA loan sales 2Q23 3Q23 4Q23 1Q24 2Q24 $ In Millions Noninterest Income Other Noninterest Income Detail 18

Noninterest Expense Trend Other Noninterest Expense DetailNoninterest Expense $ In Millions $86.0 $88.6 $92.6 $93.5 $94.0 $23.4 $22.7 $24.6 $23.0 $23.6 $17.0 $21.0 $21.6 $20.3 $21.7 $2.4 $0.6$4.0 $4.2 $4.3 $4.3 $4.2 $41.6 $40.7 $39.7 $45.3 $44.5 54.0% 56.2% 53.1% 60.2% 58.1% Other Deposit costs FDIC special assessment Occupancy Employee compensation and benefits Core efficiency ratio* 2Q23 3Q23 4Q23 1Q24 2Q24 $23.4 $22.7 $24.6 $23.0 $23.6 $12.5 $11.4 $13.0 $11.2 $10.7 $3.7 $3.8 $4.0 $4.3 $5.3 $1.6 $1.4 $1.1 $1.4 $1.3 $2.6 $2.9 $2.7 $3.0 $3.1 $1.9 $2.1 $2.7 $2.1 $2.3 $1.1 $1.1 $1.1 $1.0 $0.9 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 2Q23 3Q23 4Q23 1Q24 2Q24 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 19

Capital Tangible Common Equity/Tangible Assets 8.65% 8.51% 8.96% 9.01% 9.18% Tangible Common Equity/Tangible Assets* 2Q23 3Q23 4Q23 1Q24 2Q24 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.1% 14.1% 14.2% 14.3% 14.6% 6.5% 11.1% 11.2% 11.3% 11.4% 11.7% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 2Q23 3Q23 4Q23 1Q24 2Q24 8.0% 12.5% 12.6% 12.7% 12.8% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases ◦ 225,135 shares repurchased at an average price of $38.07 in 2024 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $31.23 $31.06 $33.85 $34.21 $35.02 $0.25 $0.25 $0.25 $0.25 $0.26 TBV/Share* Dividends per Share 2Q23 3Q23 4Q23 1Q24 2Q24 13.0% ** 20

Appendix

Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 13% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 32% Corporate debt securities 6% U.S. Treasury bills 7% TOTAL $2.4 billion • Effective duration of 5.1 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $375.3 million • 3.35% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 2Q23 3Q23 4Q23 1Q24 2Q24 $— $600 $1,200 $1,800 $(320) $(160) $— $160 $ In Millions $74.6 $53.9 $144.6 $69.8 $67.2 5.07% 5.60% 5.36% 5.21% 5.43% Principal Cost Yield (TEQ) 2Q23 3Q23 4Q23 1Q24 2Q24 Investment Purchase Yield $ In Millions Investment Portfolio 22

EFSC Borrowing Capacity $4.4 $5.1 $5.1 $1.0 $1.3 $1.2 $2.5 $2.6 $2.6 $0.1 $0.1 $0.1$0.8 $1.1 $1.2 37% 42% 42% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 4Q23 1Q24 2Q24 $ In Billions End of Period and Average Loans to Deposits 91% 89% 89% 90% 90%90% 88% 88% 90% 89% End of period Loans/Deposits Avg Loans/Avg Deposits 2Q23 3Q23 4Q23 1Q24 2Q24 • $1.2 billion available FHLB capacity • $2.6 billion available FRB capacity • $140.0 million in seven federal funds lines • $1.2 billion in unpledged investment securities • $392.8 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 16% • FHLB maximum credit capacity is 45% of assets $0.4 $0.3 $0.3 $0.3 $0.2 $0.4 $0.7 $1.1 $1.3 $1.6 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending June 30 of each year Liquidity 23

Office CRE (Non-owner Occupied) Total $491.7 million Midwest 49.0% Southwest 28.0% West 18.0% Specialty 5.0% Office CRE Loans by Location Real Estate/ Rental/Leasing 86.3% Health Care and Social Assistance 3.5% Other 10.2% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.45 11 $ 161.6 $ 14.7 $5-10 Million 5.00 10 67.0 6.7 $2-5 Million 5.15 46 142.3 3.1 < $2 Million 5.24 209 120.8 0.6 Total 5.23 276 $ 491.7 $ 1.8 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $11.5 million unfunded commitments • Limited near-term maturity risk: 10% to mature in 2024, 90% maturing in 2025 and beyond 24

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, ROAA, PPNR return on average assets (“PPNR ROAA”), allowance for coverage ratio adjusted for guaranteed loans, the tangible common equity ratio, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, ROAA, PPNR ROAA, allowance for coverage ratio adjusted for guaranteed loans, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 25

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,755,273	$ 1,731,725	$ 1,716,068	$ 1,611,880	$ 1,618,233
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	10,327	11,271	12,318	13,425	14,544
Tangible common equity	$ 1,307,794	$ 1,283,302	$ 1,266,598	$ 1,161,303	$ 1,166,537
Common shares outstanding	37,344	37,515	37,416	37,385	37,359
Tangible book value per share (non-GAAP)	$ 35.02	$ 34.21	$ 33.85	$ 31.06	$ 31.23
Total assets	$ 14,615,666	$ 14,613,338	$ 14,518,590	$ 14,025,042	$ 13,871,154
Less goodwill	365,164	365,164	$ 365,164	365,164	365,164
Less intangible assets	10,327	11,271	$ 12,318	13,425	14,544
Tangible assets (non-GAAP)	$ 14,240,175	$ 14,236,903	$ 14,141,108	$ 13,646,453	$ 13,491,446
Tangible common equity to tangible assets (non-GAAP)	9.18 %	9.01 %	8.96 %	8.51 %	8.65 %

($ in thousands)	Quarter ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
RETURN ON AVERAGE ASSETS					
Net income	$ 45,446	$ 40,401	$ 44,529	$ 44,665	$ 49,127
FDIC special assessment (after tax)	—	470	1,814	—	—
Core conversion expense (after tax)	940	263	—	—	—
Net income adjusted (non-GAAP)	$ 46,386	$ 41,134	$ 46,343	$ 44,665	$ 49,127
Average assets	$ 14,646,381	$ 14,556,119	$ 14,332,804	$ 14,068,860	$ 13,671,985
ROAA	1.25 %	1.12 %	1.23 %	1.26 %	1.44 %
Adjusted ROAA (non-GAAP)	1.27 %	1.14 %	1.28 %	1.26 %	1.44 %

26

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)					
Average shareholder's equity	$ 1,748,240	$ 1,738,698	$ 1,652,882	$ 1,648,605	$ 1,621,337
Less average preferred stock	71,988	71,988	71,988	71,988	71,988
Less average goodwill	365,164	365,164	365,164	365,164	365,164
Less average intangible assets	10,783	11,770	12,858	13,967	15,094
Average tangible common equity	$ 1,300,305	$ 1,289,776	$ 1,202,872	$ 1,197,486	$ 1,169,091
Net income available to common shareholders (GAAP)	$ 44,509	$ 39,463	$ 43,592	$ 43,727	$ 48,190
FDIC special assessment (after tax)	—	470	1,814	—	—
Core conversion expense (after tax)	940	263	—	—	—
Net income available to common shareholders adjusted (non-GAAP)	$ 45,449	$ 40,196	$ 45,406	$ 43,727	$ 48,190
ROATCE (non-GAAP)	13.77 %	12.31 %	14.38 %	14.49 %	16.53 %
Adjusted ROATCE (non-GAAP)	14.06 %	12.53 %	14.98 %	14.49 %	16.53 %

($ in thousands)	Quarter ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
CALCULATION OF PRE-PROVISION NET REVENUE					
Net interest income	$ 140,529	$ 137,728	$ 140,732	$ 141,639	$ 140,692
Noninterest income	15,494	12,158	25,452	12,085	14,290
FDIC special assessment	—	625	2,412	—	—
Core conversion expense	1,250	350	—	—	—
Less gain on sale of investment securities	—	—	220	—	—
Less gain (loss) on sale of other real estate owned	—	(2)			97
Less noninterest expense	94,017	93,501	92,603	88,644	85,956
PPNR (non-GAAP)	$ 63,256	$ 57,362	$ 75,773	$ 65,080	$ 68,929
Average assets	$ 14,646,381	$ 14,556,119	$ 14,332,804	$ 14,068,860	$ 13,671,985
PPNR ROAA (non-GAAP)	1.74 %	1.58 %	2.10 %	1.84 %	2.02 %

27

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS					
Loans (GAAP)	$11,000,007	$11,028,492	$10,884,118	$10,616,820	$10,512,623
Less guaranteed loans	923,794	924,633	932,118	950,909	977,287
Adjusted loans (non-GAAP)	$10,076,213	$10,103,859	$ 9,952,000	$ 9,665,911	$9,535,336
Allowance for credit losses	$ 139,464	$ 135,498	$ 134,771	$ 142,133	$ 141,319
Allowance for credit losses/loans (GAAP)	1.27 %	1.23 %	1.24 %	1.34 %	1.34 %
Allowance for credit losses/adjusted loans (non-GAAP)	1.38 %	1.34 %	1.35 %	1.47 %	1.48 %

($ in thousands)	Quarter ended June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
CORE EFFICIENCY RATIO					
Net interest income (GAAP)	$ 140,529	$ 137,728	$ 140,732	$ 141,639	$ 140,692
Tax-equivalent adjustment	2,047	2,040	1,915	2,061	2,062
Noninterest income (GAAP)	15,494	12,158	25,452	12,085	14,290
Less gain on sale of investment securities	—	—	220	—	—
Less gain (loss) on sale of other real estate owned	—	(2)	—	—	97
Core revenue (non-GAAP)	$ 158,070	$ 151,928	$ 167,879	$ 155,785	$ 156,947
Noninterest expense (GAAP)	$ 94,017	$ 93,501	$ 92,603	$ 88,644	$ 85,956
Less FDIC special assessment	—	625	2,412	—	—
Less core conversion expense	1,250	350	—	—	—
Less amortization on intangibles	944	1,047	1,108	1,118	1,136
Core revenue (non-GAAP)	$ 91,823	$ 91,479	$ 89,083	$ 87,526	$ 84,820
Core efficiency ratio (non-GAAP)	58.1 %	60.2 %	53.1 %	56.2 %	54.0 %

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